UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
 TO SECTION 13 OR 15(D) OF THE
 SECURITIES EXCHANGE ACT OF 1934

February 25, 2013

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

ROPER INDUSTRIES, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE

(STATE OR OTHER JURISDICTION OF INCORPORATION)

1-12273	51-0263969

(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

6901 PROFESSIONAL PKWY. EAST, SUITE 200, SARASOTA, FLORIDA	34240

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(941) 556-2601

(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

(FORMER NAME OR ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ]  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[    ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[    ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[    ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

In order to correct an inadvertent omission, PricewaterhouseCoopers LLP has amended its Consent of Independent Registered Certified Public Accounting Firm, which is exhibit 23.1 to the Form 10-K of Roper Industries, Inc. (the "Company") for the year ended December 31, 2012 filed on February 25, 2013, so as to add references to the Company's Registration Statements on Form S-8 (Nos. 33-78026, 333-36897, 333-35648, 333-59130, 333-105920, and 333-182779).  The amended consent is attached to this report as Exhibit 23.1.

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits.

The following exhibits are filed herewith:

Exhibit
Number	Description

23.1	Consent of Independent Registered Public Accounting Firm

Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Roper Industries, Inc.
(Registrant)

BY:	/s/John Humphrey
	John Humphrey, Executive Vice President and Chief Financial Officer	Date: February 27, 2013

EXHIBIT INDEX

Exhibit
Number	Description

23.1	Consent of Independent Registered Public Accounting Firm